EXHIBIT (13)

POWERS OF ATTORNEY

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that I, Scott W. Ham, a Director and Division President – Life & Protection of Transamerica Premier Life Insurance Company, an Iowa corporation, do hereby appoint Alison Ryan and Elizabeth Belanger, and each of them severally, my true and lawful attorney-in-fact, for me and in my name, place and stead to execute and file any instrument or document to be filed as part of or in connection with or in any way related to the Registration Statements and any and all amendments thereto, filed by said Company under the Securities Act of 1933 and/or the Investment Company Act of 1940, as amended, in connection with the registration of the variable contracts listed below, and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary to appropriate in order to effectuate the same, as fully to all intents and purposes I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. Each said attorney-in-fact shall have power to act hereunder without the others.

Separate Account Name	Product Name	SEC 1940 File Number
Separate Account VA BB	Pacers Choice Variable Annuity	811-06564
Separate Account VA CC	Advisor’s Edge Variable Annuity	811-06564
Separate Account VA CC	Advisor’s Edge Select Variable Annuity	811-06564
Separate Account VA CC	Dimensional Variable Annuity	811-06564
Separate Account VA CC	Personal Manager Variable Annuity	811-06564
Separate Account VA CC	Prism Variable Annuity	811-06564
Separate Account VA CC	Marquee Variable Annuity	811-06564
Separate Account VA DD	Vanguard Variable Annuity	811-06144
Separate Account VA U	WRL Freedom Premier III	811-21427
Separate Account VA V	WRL Freedom Multiple	811-21491
Separate Account VA AA	WRL Freedom Advisor	811-22113
WRL Series Annuity Account	WRL Freedom Attainer	811-05672
WRL Series Annuity Account	WRL Freedom Access	811-05672
WRL Series Annuity Account	WRL Freedom Bellwether	811-05672
WRL Series Annuity Account	WRL Freedom Conqueror	811-05672
WRL Series Annuity Account	WRL Freedom Enhancer	811-05672
WRL Series Annuity Account	WRL Freedom Premier	811-05672
WRL Series Annuity Account	WRL Freedom Variable Annuity	811-05672
WRL Series Annuity Account	WRL Freedom Wealth Creator	811-05672
WRL Series Annuity Account B	Janus Annuity	811-07754

IN WITNESS WHEREOF, I have hereunto set my hand this 8th day of September, 2014.

/s/ Scott W. Ham
Scott W. Ham, Director and Division President - Life & Protection

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that I, Mark W. Mullin, a Director of Transamerica Premier Life Insurance Company, an Iowa corporation, do hereby appoint Alison Ryan and Elizabeth Belanger and each of them severally, my true and lawful attorney-in-fact, for me and in my name, place and stead to execute and file any instrument or document to be filed as part of or in connection with or in any way related to the Registration Statements and any and all amendments thereto, filed by said Company under the Securities Act of 1933 and/or the Investment Company Act of 1940, as amended, in connection with the registration of the variable contracts listed below, and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary to appropriate in order to effectuate the same, as fully to all intents and purposes I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. Each said attorney-in-fact shall have power to act hereunder without the others.

Separate Account Name	Product Name	SEC 1940 File Number
Separate Account VA BB	Pacers Choice Variable Annuity	811-06564
Separate Account VA CC	Advisor’s Edge Variable Annuity	811-06564
Separate Account VA CC	Advisor’s Edge Select Variable Annuity	811-06564
Separate Account VA CC	Dimensional Variable Annuity	811-06564
Separate Account VA CC	Personal Manager Variable Annuity	811-06564
Separate Account VA CC	Prism Variable Annuity	811-06564
Separate Account VA CC	Marquee Variable Annuity	811-06564
Separate Account VA DD	Vanguard Variable Annuity	811-06144
Separate Account VA U	WRL Freedom Premier III	811-21427
Separate Account VA V	WRL Freedom Multiple	811-21491
Separate Account VA AA	WRL Freedom Advisor	811-22113
WRL Series Annuity Account	WRL Freedom Attainer	811-05672
WRL Series Annuity Account	WRL Freedom Access	811-05672
WRL Series Annuity Account	WRL Freedom Bellwether	811-05672
WRL Series Annuity Account	WRL Freedom Conqueror	811-05672
WRL Series Annuity Account	WRL Freedom Enhancer	811-05672
WRL Series Annuity Account	WRL Freedom Premier	811-05672
WRL Series Annuity Account	WRL Freedom Variable Annuity	811-05672
WRL Series Annuity Account	WRL Freedom Wealth Creator	811-05672
WRL Series Annuity Account B	Janus Annuity	811-07754

IN WITNESS WHEREOF, I have hereunto set my hand this 9th day of September, 2014.

/s/ Mark W. Mullin
Mark W. Mullin, Director

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that I, Robert J. Kontz, a Director and Vice President of Transamerica Premier Life Insurance Company, an Iowa corporation, do hereby appoint Alison Ryan and Elizabeth Belanger, and each of them severally, my true and lawful attorney-in-fact, for me and in my name, place and stead to execute and file any instrument or document to be filed as part of or in connection with or in any way related to the Registration Statements and any and all amendments thereto, filed by said Company under the Securities Act of 1933 and/or the Investment Company Act of 1940, as amended, in connection with the registration of the variable contracts listed below, and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary to appropriate in order to effectuate the same, as fully to all intents and purposes I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. Each said attorney-in-fact shall have power to act hereunder without the others.

Separate Account Name	Product Name	SEC 1940 File Number
Separate Account VA BB	Pacers Choice Variable Annuity	811-06564
Separate Account VA CC	Advisor’s Edge Variable Annuity	811-06564
Separate Account VA CC	Advisor’s Edge Select Variable Annuity	811-06564
Separate Account VA CC	Dimensional Variable Annuity	811-06564
Separate Account VA CC	Personal Manager Variable Annuity	811-06564
Separate Account VA CC	Prism Variable Annuity	811-06564
Separate Account VA CC	Marquee Variable Annuity	811-06564
Separate Account VA DD	Vanguard Variable Annuity	811-06144
Separate Account VA U	WRL Freedom Premier III	811-21427
Separate Account VA V	WRL Freedom Multiple	811-21491
Separate Account VA AA	WRL Freedom Advisor	811-22113
WRL Series Annuity Account	WRL Freedom Attainer	811-05672
WRL Series Annuity Account	WRL Freedom Access	811-05672
WRL Series Annuity Account	WRL Freedom Bellwether	811-05672
WRL Series Annuity Account	WRL Freedom Conqueror	811-05672
WRL Series Annuity Account	WRL Freedom Enhancer	811-05672
WRL Series Annuity Account	WRL Freedom Premier	811-05672
WRL Series Annuity Account	WRL Freedom Variable Annuity	811-05672
WRL Series Annuity Account	WRL Freedom Wealth Creator	811-05672
WRL Series Annuity Account B	Janus Annuity	811-07754

IN WITNESS WHEREOF, I have hereunto set my hand this 8th day of September, 2014.

/s/ Robert J. Kontz
Robert J. Kontz, Director and Vice President

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that I, Eric J. Martin, a Senior Vice President and Corporate Controller of Transamerica Premier Life Insurance Company, an Iowa corporation, do hereby appoint Alison Ryan and Elizabeth Belanger, and each of them severally, my true and lawful attorney-in-fact, for me and in my name, place and stead to execute and file any instrument or document to be filed as part of or in connection with or in any way related to the Registration Statements and any and all amendments thereto, filed by said Company under the Securities Act of 1933 and/or the Investment Company Act of 1940, as amended, in connection with the registration of the variable contracts listed below, and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary to appropriate in order to effectuate the same, as fully to all intents and purposes I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. Each said attorney-in-fact shall have power to act hereunder without the others.

Separate Account Name	Product Name	SEC 1940 File Number
Separate Account VA BB	Pacers Choice Variable Annuity	811-06564
Separate Account VA CC	Advisor’s Edge Variable Annuity	811-06564
Separate Account VA CC	Advisor’s Edge Select Variable Annuity	811-06564
Separate Account VA CC	Dimensional Variable Annuity	811-06564
Separate Account VA CC	Personal Manager Variable Annuity	811-06564
Separate Account VA CC	Prism Variable Annuity	811-06564
Separate Account VA CC	Marquee Variable Annuity	811-06564
Separate Account VA DD	Vanguard Variable Annuity	811-06144
Separate Account VA U	WRL Freedom Premier III	811-21427
Separate Account VA V	WRL Freedom Multiple	811-21491
Separate Account VA AA	WRL Freedom Advisor	811-22113
WRL Series Annuity Account	WRL Freedom Attainer	811-05672
WRL Series Annuity Account	WRL Freedom Access	811-05672
WRL Series Annuity Account	WRL Freedom Bellwether	811-05672
WRL Series Annuity Account	WRL Freedom Conqueror	811-05672
WRL Series Annuity Account	WRL Freedom Enhancer	811-05672
WRL Series Annuity Account	WRL Freedom Premier	811-05672
WRL Series Annuity Account	WRL Freedom Variable Annuity	811-05672
WRL Series Annuity Account	WRL Freedom Wealth Creator	811-05672
WRL Series Annuity Account B	Janus Annuity	811-07754

IN WITNESS WHEREOF, I have hereunto set my hand this 8th day of September, 2014.

/s/ Eric J. Martin
Eric J. Martin, Senior Vice President and Corporate Controller

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that I, C. Michiel van Katwijk, a Director, Senior Vice President, Chief Financial Officer and Treasurer of Transamerica Premier Life Insurance Company, an Iowa corporation, do hereby appoint Alison Ryan and Elizabeth Belanger, and each of them severally, my true and lawful attorney-in-fact, for me and in my name, place and stead to execute and file any instrument or document to be filed as part of or in connection with or in any way related to the Registration Statements and any and all amendments thereto, filed by said Company under the Securities Act of 1933 and/or the Investment Company Act of 1940, as amended, in connection with the registration of the variable contracts listed below, and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary to appropriate in order to effectuate the same, as fully to all intents and purposes I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. Each said attorney-in-fact shall have power to act hereunder without the others.

Separate Account Name	Product Name	SEC 1940 File Number
Separate Account VA BB	Pacers Choice Variable Annuity	811-06564
Separate Account VA CC	Advisor’s Edge Variable Annuity	811-06564
Separate Account VA CC	Advisor’s Edge Select Variable Annuity	811-06564
Separate Account VA CC	Dimensional Variable Annuity	811-06564
Separate Account VA CC	Personal Manager Variable Annuity	811-06564
Separate Account VA CC	Prism Variable Annuity	811-06564
Separate Account VA CC	Marquee Variable Annuity	811-06564
Separate Account VA DD	Vanguard Variable Annuity	811-06144
Separate Account VA U	WRL Freedom Premier III	811-21427
Separate Account VA V	WRL Freedom Multiple	811-21491
Separate Account VA AA	WRL Freedom Advisor	811-22113
WRL Series Annuity Account	WRL Freedom Attainer	811-05672
WRL Series Annuity Account	WRL Freedom Access	811-05672
WRL Series Annuity Account	WRL Freedom Bellwether	811-05672
WRL Series Annuity Account	WRL Freedom Conqueror	811-05672
WRL Series Annuity Account	WRL Freedom Enhancer	811-05672
WRL Series Annuity Account	WRL Freedom Premier	811-05672
WRL Series Annuity Account	WRL Freedom Variable Annuity	811-05672
WRL Series Annuity Account	WRL Freedom Wealth Creator	811-05672
WRL Series Annuity Account B	Janus Annuity	811-07754

IN WITNESS WHEREOF, I have hereunto set my hand this 9th day of September, 2014.

/s/ C. Michiel van Katwijk
C. Michiel van Katwijk
Director, Senior Vice President, Chief Financial Officer and Treasurer

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that I, Arthur C. Schneider, a Director, Senior Vice President and Chief Tax Officer of Transamerica Premier Life Insurance Company, an Iowa corporation, do hereby appoint Alison Ryan and Elizabeth Belanger, and each of them severally, my true and lawful attorney-in-fact, for me and in my name, place and stead to execute and file any instrument or document to be filed as part of or in connection with or in any way related to the Registration Statements and any and all amendments thereto, filed by said Company under the Securities Act of 1933 and/or the Investment Company Act of 1940, as amended, in connection with the registration of the variable contracts listed below, and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary to appropriate in order to effectuate the same, as fully to all intents and purposes I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. Each said attorney-in-fact shall have power to act hereunder without the others.

Separate Account Name	Product Name	SEC 1940 File Number
Separate Account VA BB	Pacers Choice Variable Annuity	811-06564
Separate Account VA CC	Advisor’s Edge Variable Annuity	811-06564
Separate Account VA CC	Advisor’s Edge Select Variable Annuity	811-06564
Separate Account VA CC	Dimensional Variable Annuity	811-06564
Separate Account VA CC	Personal Manager Variable Annuity	811-06564
Separate Account VA CC	Prism Variable Annuity	811-06564
Separate Account VA CC	Marquee Variable Annuity	811-06564
Separate Account VA DD	Vanguard Variable Annuity	811-06144
Separate Account VA U	WRL Freedom Premier III	811-21427
Separate Account VA V	WRL Freedom Multiple	811-21491
Separate Account VA AA	WRL Freedom Advisor	811-22113
WRL Series Annuity Account	WRL Freedom Attainer	811-05672
WRL Series Annuity Account	WRL Freedom Access	811-05672
WRL Series Annuity Account	WRL Freedom Bellwether	811-05672
WRL Series Annuity Account	WRL Freedom Conqueror	811-05672
WRL Series Annuity Account	WRL Freedom Enhancer	811-05672
WRL Series Annuity Account	WRL Freedom Premier	811-05672
WRL Series Annuity Account	WRL Freedom Variable Annuity	811-05672
WRL Series Annuity Account	WRL Freedom Wealth Creator	811-05672
WRL Series Annuity Account B	Janus Annuity	811-07754

IN WITNESS WHEREOF, I have hereunto set my hand this 11th day of September, 2014.

/s/ Arthur C. Schneider
Arthur C. Schneider, Director, Senior Vice President and Chief Tax Officer

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that I, Brenda K. Clancy, a Director, Chairman of the Board, President and Chief Executive Officer of Transamerica Premier Life Insurance Company, an Iowa corporation, do hereby appoint Alison Ryan and Elizabeth Belanger, and each of them severally, my true and lawful attorney-in-fact, for me and in my name, place and stead to execute and file any instrument or document to be filed as part of or in connection with or in any way related to the Registration Statements and any and all amendments thereto, filed by said Company under the Securities Act of 1933 and/or the Investment Company Act of 1940, as amended, in connection with the registration of the variable contracts listed below, and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary to appropriate in order to effectuate the same, as fully to all intents and purposes I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. Each said attorney-in-fact shall have power to act hereunder without the others.

Separate Account Name	Product Name	SEC 1940 File Number
Separate Account VA BB	Pacers Choice Variable Annuity	811-06564
Separate Account VA CC	Advisor’s Edge Variable Annuity	811-06564
Separate Account VA CC	Advisor’s Edge Select Variable Annuity	811-06564
Separate Account VA CC	Dimensional Variable Annuity	811-06564
Separate Account VA CC	Personal Manager Variable Annuity	811-06564
Separate Account VA CC	Prism Variable Annuity	811-06564
Separate Account VA CC	Marquee Variable Annuity	811-06564
Separate Account VA DD	Vanguard Variable Annuity	811-06144
Separate Account VA U	WRL Freedom Premier III	811-21427
Separate Account VA V	WRL Freedom Multiple	811-21491
Separate Account VA AA	WRL Freedom Advisor	811-22113
WRL Series Annuity Account	WRL Freedom Attainer	811-05672
WRL Series Annuity Account	WRL Freedom Access	811-05672
WRL Series Annuity Account	WRL Freedom Bellwether	811-05672
WRL Series Annuity Account	WRL Freedom Conqueror	811-05672
WRL Series Annuity Account	WRL Freedom Enhancer	811-05672
WRL Series Annuity Account	WRL Freedom Premier	811-05672
WRL Series Annuity Account	WRL Freedom Variable Annuity	811-05672
WRL Series Annuity Account	WRL Freedom Wealth Creator	811-05672
WRL Series Annuity Account B	Janus Annuity	811-07754

IN WITNESS WHEREOF, I have hereunto set my hand this 12th day of September, 2014.

/s/ Brenda K. Clancy
Brenda K. Clancy, Director, Chairman of the Board, President and Chief Executive Officer

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that I, Jason Orlandi, a Director, Senior Vice President, General Counsel and Secretary of Transamerica Premier Life Insurance Company, an Iowa corporation, do hereby appoint Alison Ryan and Elizabeth Belanger, and each of them severally, my true and lawful attorney-in-fact, for me and in my name, place and stead to execute and file any instrument or document to be filed as part of or in connection with or in any way related to the Registration Statements and any and all amendments thereto, filed by said Company under the Securities Act of 1933 and/or the Investment Company Act of 1940, as amended, in connection with the registration of the variable contracts listed below, and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary to appropriate in order to effectuate the same, as fully to all intents and purposes I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. Each said attorney-in-fact shall have power to act hereunder without the others.

Separate Account Name	Product Name	SEC 1940 File Number
Separate Account VA BB	Pacers Choice Variable Annuity	811-06564
Separate Account VA CC	Advisor’s Edge Variable Annuity	811-06564
Separate Account VA CC	Advisor’s Edge Select Variable Annuity	811-06564
Separate Account VA CC	Dimensional Variable Annuity	811-06564
Separate Account VA CC	Personal Manager Variable Annuity	811-06564
Separate Account VA CC	Prism Variable Annuity	811-06564
Separate Account VA CC	Marquee Variable Annuity	811-06564
Separate Account VA DD	Vanguard Variable Annuity	811-06144
Separate Account VA U	WRL Freedom Premier III	811-21427
Separate Account VA V	WRL Freedom Multiple	811-21491
Separate Account VA AA	WRL Freedom Advisor	811-22113
WRL Series Annuity Account	WRL Freedom Attainer	811-05672
WRL Series Annuity Account	WRL Freedom Access	811-05672
WRL Series Annuity Account	WRL Freedom Bellwether	811-05672
WRL Series Annuity Account	WRL Freedom Conqueror	811-05672
WRL Series Annuity Account	WRL Freedom Enhancer	811-05672
WRL Series Annuity Account	WRL Freedom Premier	811-05672
WRL Series Annuity Account	WRL Freedom Variable Annuity	811-05672
WRL Series Annuity Account	WRL Freedom Wealth Creator	811-05672
WRL Series Annuity Account B	Janus Annuity	811-07754

IN WITNESS WHEREOF, I have hereunto set my hand this 12th day of September, 2014.

/s/ Jason Orlandi
Jason Orlandi, Director, Senior Vice President, General Counsel and Secretary